EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Annual Report on Form 10-K/A for the year ended May 31, 2015 of UpperSolution.com. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Yousef Dasuka
Signature: Yousef Dasuka
Title: Chairman of the Board, CEO, President

/s/ Mahmoud Dasuka
Mahmoud Dasuka
Secretary, Treasurer, CFO, CAO

Dated: October 13, 2015

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to UpperSolution.com and will be furnished to the Securities and Exchange Commission or its staff upon request.